Congress Small Cap Growth Fund

CONGRESS SMALL CAP GROWTH FUND
Retail Class – Ticker: CSMVX
Institutional Class – Ticker: CSMCX
Supplement Dated December 10, 2020 to the
Summary Prospectus dated February 28, 2020

Effective at the close of business on December 31, 2020 (the “Effective Date”), Mr. Alexander L. Thorndike will be leaving Congress Asset Management Company and will therefore no longer serve as a Portfolio Manager of the Congress Small Cap Growth Fund (the “Small Cap Fund”). Accordingly, as of the Effective Date, all references to Mr. Thorndike as a Portfolio Manager in the Fund’s Summary Prospectus should be deleted in their entirety. Mr. Greg O’Keefe will continue to serve as the Portfolio Manager of the Small Cap Fund.
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Please retain this supplement for your reference.